SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2003

MEDIX RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-24768	84-1123311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1830, New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 697-2509

Item 5.        Other Events and Regulation FD Disclosure.

          The Company's wholly-owned subsidiary, HealthRamp, Inc., and drugstore.com, inc. jointly disseminated the press release attached to this Current Report on Form 8-K as Exhibits 99.1 on December 11, 2003.

Item 7.        Financial Statements and Exhibits.

(c) Exhibits

 99.1 December 11, 2003 Joint Press Release announcing RxPricePoint™ Alliance.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIX RESOURCES, INC.
By:/s/ Mitchell Cohen Mitchell Cohen Executive Vice President Chief Financial Officer

Dated: December 11, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release dated December 11, 2003 announcing RxPricePoint™ Alliance.